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                                                                    Exhibit 10.1

                       Incentive Stock Option Agreement
                                 under the
                       1996 Stock Option and Grant Plan


Name of Optionee:            (Fullname)
No./Class of Option Shares:  (Options) shares of Common Stock
Grant Date:
Expiration Date:
Option Exercise Price/Share:


     Pursuant to the ANSYS, Inc. 1996 Stock Option and Grant Plan (the "Plan"), ANSYS, Inc., a Delaware corporation (together with all successors thereto, the "Company"), hereby grants to the person named above (the "Optionee"), who is an officer or full-time employee of the Company or any of its subsidiaries, an option (the "Stock Option") to purchase on or prior to the expiration date specified above, or such earlier date as is specified herein, all or any part of the number of shares of Common Stock, par value $0.01 per share ("Common Stock"), of the Company indicated above (the "Option Shares"), at the per share option exercise price specified above, subject to the terms and conditions set forth in this Incentive Stock Option Agreement (the "Agreement") and in the Plan. This Stock Option is intended to qualify as an "incentive stock option" as defined in Section 422(b) of the Internal Revenue Code of 1986, as amended from time to time (the "Code"). To the extent that any portion of the Stock Option does not so qualify, it shall be deemed a non-qualified stock option.
All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Plan.



     1.  Vesting and Exercisability.
         --------------------------
          (a) No portion of this Stock Option may be exercised until such portion shall have vested.
          (b) Except as set forth below and in Section 6, and subject to the determination of the Compensation Committee of the Board of Directors of the Company or the Board of Directors of the Company, as applicable (the "Committee"), in its sole discretion to accelerate the vesting schedule hereunder, this Stock Option shall be vested and exercisable with respect to the following number of Option Shares on the respective dates indicated:



       Incremental/Aggregate Number
      Of Option Shares Exercisable*       Vesting Date
      ----------------------------        ------------
           (Vest1)/(Vest1Bal)
           (Vest2)/(Vest2Bal)
           (Vest3)/(Vest3Bal)
           (Vest4)/(Vest4Bal)


     Notwithstanding anything herein to the contrary and without limitation of
Section 6, in the event that this Stock Option is assumed in the sole discretion of the parties to a Sale Event (as defined in Section 6) or is continued by the Company and thereafter remains in effect following such Sale Event as contemplated by Section 6, then this Stock Option shall be deemed vested and exercisable in full upon the date on which the Optionee's employment with the Company and its subsidiaries or successor entity terminates if (i) such termination occurs within eighteen (18) months of such Sale Event and (ii) such termination is by the Company without cause or by the Optionee if such termination by Optionee is preceded during such 18-month period by any material adverse modification of the duties, principal employment location or compensation of the Optionee without his or her consent, subject, however, to the following sentence. Notwithstanding the foregoing, in the event a Sale Event is contingent on using "pooling of interest" accounting methodology, the Company may, in its discretion, take any action necessary to preserve the use of "pooling of interest" accounting, including nullifying the vesting of this Stock Option

------------------------
*  Subject to Section 5.

as provided in the previous sentence. In addition and notwithstanding anything herein to the contrary, in the event that the Optionee is not offered employment by the Company and its subsidiaries or any successor entity following a Sale Event other than a Sale Event accounted for as a "pooling of interests" on substantially the same or better terms (including, without limitation, duties and compensation) than those in effect immediately prior to such Sale Event with respect to his or her employment, then this Stock Option shall be deemed vested and exercisable in full upon the date on which the Optionee's employment with the Company and its subsidiaries terminates.

          (c) In the event that the Optionee's Service Relationship (as hereinafter defined) with the Company and its subsidiaries terminates for any reason or under any circumstances, including the Optionee's resignation, retirement or termination by the Company, upon the Optionee's death or disability, or for any other reason, regardless of the circumstances thereof, this Stock Option shall no longer vest or become exercisable with respect to any Option Shares not vested (or which do not vest) as of the date of such termination from and after the date of such termination, and this Stock Option may thereafter be exercised, to the extent it was vested and exercisable on such date of such termination, until the Expiration Date contemplated by Section 1(d), except as the Committee may otherwise determine. For purposes hereof, a "Service Relationship" shall mean any relationship as an employee, part-time employee or consultant of the Company or any subsidiary of the Company such that, for example, a Service Relationship shall be deemed to continue without interruption in the event the Optionee's status changes from full-time employee to part-time employee or consultant.
          (d) Once any portion of this Stock Option becomes vested and exercisable, it shall continue to be exercisable by the Optionee or his or her successors as contemplated herein at any time or times prior to the earlier of
(i) the date which is twelve months following the date on which the Optionee's Service

Relationship with the Company and its subsidiaries terminates due to death or disability (as defined in Section 422(c)(6) of the Code), the date which is 21 days following the date on which the optionee's Service Relationship is terminated by the Company for cause or the date which is 90 days following the date on which the Optionee's Service Relationship with the Company terminates if the termination is due to any other reason or (ii) the tenth anniversary of option grant, subject to the provisions hereof, including, without limitation, Section 6 hereof which provides for the termination of unexercised options upon completion of certain transactions as described therein (the earliest to occur of such dates being referred to as the "Expiration Date"). The Committee shall have sole discretion to determine the reason for the termination of the Optionee's Service Relationship with the Company and its subsidiaries.
          (e) It is understood and intended that this Stock Option is intended to qualify as an "incentive stock option" as defined in Section 422 of the Code. Accordingly, the Optionee understands that in order to obtain the benefits of an incentive stock option under Section 422 of the Code, no sale or other disposition may be made of Option Shares for which incentive stock option treatment is desired within the one-year period beginning on the day after the day of the transfer of such Option Shares to him or her, nor within the two-year period beginning on the day after the grant of this Stock Option and further that this Stock Option must be exercised within three months after termination of employment (or such shorter period as is permitted hereunder) (or twelve months in the case of death or disability) to qualify as an incentive stock option. If the Optionee disposes (whether by sale, gift, transfer or otherwise) of any such Option Shares within either of these periods, he or she will notify the Company within thirty (30) days after such disposition. The Optionee also agrees to provide the Company with any information concerning any such dispositions required by the Company for tax purposes. Further, to the extent Option Shares and any other incentive stock options of the Optionee having an aggregate exercise price in excess of $100,000 vest in any year, such options will not qualify as incentive stock options.

     2.  Exercise of Stock Option.
         ------------------------

          (a) The Optionee may exercise only vested portions of this Stock Option and only in the following manner: Prior to the Expiration Date (subject to Section 6), the Optionee may deliver a Stock Option Exercise Notice (an "Exercise Notice") in the form of Appendix A hereto indicating his or her
                                   ----------
election to purchase some or all of the Option Shares with respect to which this Stock Option has vested at the time of such notice. Such notice shall specify the number of Option Shares to be purchased.

  Payment of the purchase price for the Option Shares may be made by one or more (if applicable) of the following methods: (i) in cash, by certified or bank check or other instrument acceptable to the Committee; or (ii) (A) through the delivery (or attestation to ownership) of shares of Common Stock that have been purchased by the Optionee on the open market or that have been held by the Optionee for at least six months, and are not subject to restrictions under any plan of the Company, if permitted by the Committee in its sole discretion, (B) by the Optionee delivering to the Company a properly executed Exercise Notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company to pay the option purchase price, provided that in the event the Optionee chooses to pay the option purchase price as so provided, the Optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Committee shall prescribe as a condition of such payment procedure, or (C) a combination of (i), (ii)(A) and (ii)(B) above if permitted by the Committee in its sole discretion. Payment instruments will be received subject to collection.

          (b) Certificates for the Option Shares so purchased will be issued and delivered to the Optionee upon compliance to the satisfaction of the Committee with all requirements under applicable laws or regulations in connection with such issuance. Until the Optionee shall have complied with the requirements hereof and of the Plan, the Company shall be under no obligation to issue the Option Shares subject to this Stock Option, and the determination of the Committee as to such compliance shall be final and binding on the Optionee. The Optionee shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of stock subject to this Stock Option unless and until this Stock Option shall have been exercised pursuant to the terms hereof, the Company shall have issued and delivered the Option Shares to the Optionee, and the Optionee's name shall have been entered as a stockholder of record on the books of the Company. Thereupon, the Optionee shall have full dividend and other ownership rights with respect to such Option Shares, subject to the terms of this Agreement.
          (c) Notwithstanding any other provision hereof or of the Plan, no portion of this Stock Option shall be exercisable after the Expiration Date, including such date as is contemplated by Section 6 hereof.

     3.  Incorporation of Plan.  Notwithstanding anything herein to the
         ---------------------
contrary, this Stock Option shall be subject to and governed by all the terms and conditions of the Plan.

     4.  Transferability.  This Agreement is personal to the Optionee and is not
         ---------------
transferable by the Optionee in any manner other than by will or by the laws of descent and distribution. This Stock Option may be exercised during the Optionee's lifetime only by the Optionee (or by the Optionee's guardian or personal representative in the event of the Optionee's incapacity). The Optionee may elect to designate a beneficiary by providing written notice of the name of such beneficiary to the Company, and may revoke or change such designation at any time by filing written notice of revocation or change with the Company; such beneficiary may exercise the Optionee's Stock Option in the event of the Optionee's death to the extent provided herein. If the Optionee does not designate a beneficiary, or if the designated beneficiary predeceases the Optionee, the personal representative of the Optionee may exercise this Stock Option to the extent provided herein in the event of the Optionee's death.

     5.  Adjustment Upon Changes in Capitalization.  The shares of stock covered
         -----------------------------------------
by this Stock Option are shares of Common Stock of the Company.  Subject to
Section 6 hereof, if the shares of Common Stock as a whole are increased, decreased, changed or converted into or exchanged for a different number or kind of shares or securities of the Company or any successor entity (or a parent or subsidiary thereof), whether through merger or consolidation, sale of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, combination of shares, exchange of shares, change in corporate structure or the like, an appropriate and proportionate adjustment shall be made in the number and kind of shares and in the per share exercise price of shares subject to any unexercised portion of this Stock Option. In the event of any such adjustment in this Stock Option, the Optionee thereafter shall have the right, subject to Section 6, to purchase the number of shares under this Stock Option at the per share price, as so adjusted, which the Optionee could purchase at the total purchase price applicable to this Stock Option immediately prior to such adjustment, all references herein to Common Stock shall be deemed to refer to the security that is subject to acquisition upon exercise of this Stock Option and all references to the Company shall be deemed to refer to the issuer of such security. Adjustments under this Section 5 shall be determined by the Committee, whose determination as to what adjustment shall be made, and the extent thereof, shall be conclusive. No fractional shares of Common Stock shall be issued under the Plan resulting from any such adjustment, but the Company in its discretion may make a cash payment in lieu of fractional shares.

     6.  Effect of Certain Transactions.  In the case of (a) the dissolution or
         ------------------------------
liquidation of the Company, (b) the sale of all or substantially all of the assets of the Company on a consolidated basis to an another person or entity,
(c) a merger, reorganization or consolidation in which the holders of the then outstanding voting securities of the Company prior to such transaction do not own a majority of the outstanding voting securities of the surviving or resulting entity immediately upon completion of such transaction, (d) the sale of all of the outstanding stock of the Company to an unrelated person or entity or (e) any other transaction where the holders of the then outstanding voting securities of the Company prior to such transaction do not own at least a majority of the outstanding voting securities of the relevant entity after the transaction (in each case, a "Sale Event"), this Stock Option shall terminate on the effective date of such Sale Event, unless provision is made in such transaction in the sole discretion of the parties thereto for the assumption or continuation by the Company as survivor of this Stock Option or the substitution for this Stock Option of a new stock option of the successor person or entity or a parent or subsidiary thereof, with appropriate adjustment as to the number and kind of shares and the per share exercise price, as provided in Section 5 of this Agreement. In the event of any transaction which will result in the termination of this Stock Option, the Company shall give to the Optionee written notice thereof at least fifteen (15) days prior to the effective date of such transaction. Until such effective date, the Optionee may exercise any portion of this Stock Option which is vested as of such effective date (as contemplated by Section 1(b)), but after such effective date, the Optionee may not exercise this Stock Option unless it is assumed or substituted by the successor entity (or a parent or subsidiary thereof) as provided above.

     7.  Withholding Taxes.  The Optionee shall, not later than the date as of
         -----------------
which the exercise of this Stock Option becomes a taxable event for federal income tax purposes, pay to the Company or make arrangements satisfactory to the Committee for payment of any federal, state and local taxes required by law to be withheld on account of such taxable event. Subject to approval by the Committee, the Optionee may elect to have such tax withholding obligation satisfied, in whole or in part, by authorizing the

Company to withhold from shares of Common Stock to be issued or transferring to the Company, a number of shares of Common Stock with an aggregate Fair Market Value that would satisfy the withholding amount due. For purposes of this
Section 7 "Fair Market Value" on any given date means the last reported sale price at which Common Stock is traded on such date or, if no Common Stock is traded on such date, the next preceding date on which Common Stock was traded, as reflected on the principal stock exchange or, if applicable, any other national stock exchange on which the Common Stock is traded or admitted to trading. The Optionee acknowledges and agrees that the Company or any subsidiary of the Company has the right to deduct from payments of any kind otherwise due to the Optionee, or from the Option Shares to be issued in respect of an exercise of this Stock Option, any federal, state or local taxes of any kind required by law to be withheld with respect to the issuance of Option Shares to the Optionee.

     8.  Forfeiture of Stock Option.  As additional consideration for the
         --------------------------
issuance of this Stock Option to the Optionee, the Optionee hereby agrees that, if at anytime during and for a period of one (1) year after the termination of his or her Service Relationship no matter what the cause of that termination, he or she engages for any reason, directly or indirectly, whether as owner, part-owner, shareholder, member, partner, director, officer, trustee, employee, agent or consultant, or in any other capacity, on behalf of himself or herself or any firm, corporation or other business organization other than the Company and its subsidiaries in any one or more of the following activities:

          (a) the development, marketing, solicitation, or selling of any product or service which performs functions the same as those being marketed, licensed, or sold by the Company at the time of such termination and of which the Optionee acquired specialized knowledge while employed by the Company related to the development, marketing or sale of such product or service;

          (b) the use of any confidential or proprietary information which was acquired by the Optionee as an employee of the Company and its subsidiaries (i) in order to acquire a competitive advantage or (ii) in any manner such that it would have a detrimental effect upon the business of the Company and its subsidiaries; or
          (c) any activity for the purpose of inducing, encouraging, or arranging for the employment or engagement by anyone other than the Company and its subsidiaries of any employee, officer, director, agent, consultant, or sales representative of the Company and its subsidiaries or attempt to engage any of them in a manner which would deprive the Company and its subsidiaries of their services or place them in a conflict of interest with the Company and its subsidiaries;

then (i) this Stock Option shall terminate effective on the date on which he or she first engages in such activity, unless terminated sooner by operation of any other term or condition of this Stock Option or the Plan, and (ii) any option gain recognized by the Optionee from exercising all or a portion of this Stock Option shall be paid by Optionee to the Company.

     The Optionee may be released from his or her obligations as stated above only if the Committee (or its duly appointed agent) determines in its sole discretion that such action is in the best interests of the Company and its subsidiaries.

     9.  Miscellaneous Provisions.
         ------------------------

          (a) Equitable Relief.  The parties hereto agree and declare that legal
              ----------------
remedies may be inadequate to enforce the provisions of this Agreement and that equitable relief, including specific performance and injunctive relief, may be used to enforce the provisions of this Agreement.
          (b) Change and Modifications.  This Agreement may not be orally
              ------------------------
changed, modified or terminated, nor shall any oral waiver of any of its terms be effective. This Agreement may be changed, modified or terminated only by an agreement in writing signed by the Company and the Optionee.
          (c) Governing Law.  This Agreement shall be governed
              -------------
by and construed in accordance with the laws of the State of Delaware.
          (d) Headings.  The headings are intended only for convenience in
              --------
finding the subject matter and do not constitute part of the text of this Agreement and shall not be considered in the interpretation of this Agreement.
          (e) Saving Clause.  If any provision(s) of this Agreement shall be
              -------------
determined to be illegal or unenforceable, such determination shall in no manner affect the legality or enforceability of any other provision hereof.
          (f) Notices.  All notices, requests, consents and other communications
              -------
shall be in writing and be deemed given when delivered personally, by telex or facsimile transmission or when received if mailed by first class registered or certified mail, postage prepaid. Notices to the Company or the Optionee shall be addressed as set forth underneath their signatures below, or to such other address or addresses as may have been furnished by such party in writing to the other.
          (g) Benefit and Binding Effect.  This Agreement shall be binding upon
              --------------------------
and shall inure to the benefit of the parties hereto, their respective successors, permitted assigns, and legal representatives. The Company has the right to assign this Agreement, and such assignee shall become entitled to all the rights of the Company hereunder to the extent of such assignment.
          (h) Counterparts.  For the convenience of the parties and to
              ------------
facilitate execution, this Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same document.

     The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned.


Dated:                        ANSYS, Inc.



                              By:
                                 --------------------------------------
                                   Name:  Peter J. Smith

                                   Title: President



                           Address:  ANSYS, Inc.
                                     Attention: President
                                     275 Technology Drive
                                     Canonsburg, PA 15317



     The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned.



Dated:

                              OPTIONEE:



                              -------------------------------------
                                            (Fullname)


                              Optionees Address:

                              -------------------------------------

                              -------------------------------------




                              DESIGNATED BENEFICIARY:


                              -------------------------------------


                              Beneficiary's Address:


                              -------------------------------------

                              -------------------------------------

                                  Appendix A

                         STOCK OPTION EXERCISE NOTICE



ANSYS, Inc.
Attention: Chief Financial Officer
275 Technology Drive
Canonsburg, PA 15317

Dear Sirs:


     Pursuant to the terms of my stock option agreement dated __________ (the "Agreement") under the ANSYS, Inc. 1996 Stock Option and Incentive Plan, I, (Fullname), hereby [Circle One] partially/fully exercise such option by including herein payment in the amount of $______ representing the purchase price for [Fill in number of Option Shares] _______ option shares. I have chosen the following form(s) of payment:



          [ ]    1.  Cash
          [ ]    2.  [Certified or Bank] Check payable to [               ]
          [ ]    3.  Other (as described in the Agreement (please
                     describe)) _________.


                                    Sincerely yours,



                                       -------------------------------
                                                 (Fullname)